Exhibit 10.6.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of October 6, 2010 (this “Amendment”), by and among FORTEGRA FINANCIAL CORPORATION, a corporation incorporated under the laws of the State of Georgia (“Fortegra”), LOTS INTERMEDIATE CO., a corporation incorporated under the laws of the State of Delaware (“LOTS”, and together with Fortegra, each a “Borrower” and collectively the “Borrowers”), the Lenders party hereto (the “Consenting Lenders”) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement dated as of June 16, 2010 (as amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrowers have requested that the Lenders agree to amend Section 7.1 (d) to permit the Borrowers to borrow up to $8,000,000 from certain Restricted Subsidiaries on an unsubordinated basis, and the Consenting Lenders are agreeable to such amendment on the terms and conditions hereof.
     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Consenting Lenders, the Administrative Agent and the Borrowers hereby agree as follows:
     1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as set forth in the Credit Agreement.
     2. Amendment to Credit Agreement. The Credit Agreement is amended by inserting the following to the end of Section 7.1(d):
“provided further, that, notwithstanding anything in clause (i) of this Section 7.1(d) to the contrary, the Borrowers may borrow, from time to time, an aggregate principal amount not to exceed $8,000,000 from one or more Regulated Insurance Companies (the “Regulated Insurance Companies Loan”), and the Regulated Insurance Companies Loan shall not be required to be subordinated in right of payment to the Obligations so long as (a) the Borrowers do not voluntarily prepay any principal amount outstanding under the Regulated Insurance Companies Loan while any Loan is outstanding and (b) the Regulated Insurance Companies Loan does not mature earlier than the Maturity Date;”
     3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the truth and accuracy, in all material respects, of the representations set forth in Sections 4 and 5 below and receipt by the Administrative Agent of this Amendment, duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent.
     4. Representations of the Borrower. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
     (a) Power and Authority. The Borrowers have the power and authority to execute, deliver and perform the terms and provisions of this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance by them of this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations of the Borrowers enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, or other similar laws generally affecting creditors’ rights generally and by general principles of equity.
     (b) No Conflict. The execution and delivery by the Borrowers of this Amendment, and compliance by it with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to the Borrowers or any of their Restricted Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a breach or default under any Material Agreement or give rise to a right thereunder to require any payment to be made by the Borrowers or any of their Restricted Subsidiaries; and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrowers or any of their Restricted Subsidiaries.
     (c) No Default. As of the date hereof, no Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to this Amendment.
     5. Reaffirmation of Representations. The Borrowers hereby repeat and reaffirm all representations and warranties made by them to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which they are a party on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
     6. No Further Amendments; Ratification of Liability. Except as expressly amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future. The Borrowers hereby (i) restate, ratify, confirm and reaffirm their liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents to which they are a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledge and agree that this Amendment shall not in any way affect the validity and enforceability of any Loan Document to which they are a party, or reduce, impair or discharge the obligations or collateral of the Borrowers granted to the Administrative Agent and the Lenders thereunder. The Administrative Agents’ and the Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing among the Borrowers, the Administrative Agent or the Lenders, or any of them. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.
     7. Other Provisions.
     (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.
     (b) The Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and negotiation of this Amendment.
     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.
     (d) THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.
     (e) THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWERS UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the Borrowers, the Consenting Lenders and the Administrative Agent have caused this First Amendment to Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

FORTEGRA FINANCIAL CORPORATION LOTS INTERMEDIATE CO., as Borrowers
By:	/s/ Walter Mascherin
Name:	WALTER MASCHERIN
Title:	CFO
[SEAL]
[Signatures Continue on Following Page]

SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent
By:	/s/ [Illegible]
Name:	[Illegible]
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement with
Fortegra Financial Corporation and LOTS Intermediate Co.]